EXHIBIT 24


                           POWER OF ATTORNEY

                              __________


     I, JEFFREY J. LEGGE, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, and or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 6, 2000.
       ----------------



                                       /s/ Jeff Legge
                                    -------------------------
                                           Jeff Legge

In Presence of:


Kathy Legge
------------------------



Anita Anderson
------------------------




                            POWER OF ATTORNEY

                               __________


     I, JOHN C. MAC FARLANE, do hereby constitute and appoint
JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 5, 2000.
       ----------------



                                      /s/ John MacFarlane
                                    -------------------------
                                          John MacFarlane

In Presence of:


Lori D. Dawkins
------------------------



Penny Mosher
------------------------



                            POWER OF ATTORNEY

                                __________


     I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 10, 2000.
       -----------------



                                      /s/ Robert N. Spolum
                                    -------------------------
                                          Robert N. Spolum

In Presence of:


Francine C. Johnson
------------------------



W. T. Todd
------------------------



                            POWER OF ATTORNEY

                                __________


     I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 18, 2000.
       -----------------



                                     /s/ Nathan I. Partain
                                    -------------------------
                                         Nathan I. Partain

In Presence of:


Eric Elvekrog
------------------------



Ellen Rembert
------------------------


                             POWER OF ATTORNEY

                                __________


     I, DAYLE DIETZ, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 15, 2000.
       -----------------



                                      /s/ Dayle Dietz
                                    -------------------------
                                          Dayle Dietz


In Presence of:


Stan Stroh
------------------------



Penny Mosher
------------------------


                            POWER OF ATTORNEY

                               __________


     I, ARVID R. LIEBE, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 7, 2000.
       ----------------



                                      /s/ Arvid R. Liebe
                                    -------------------------
                                          Arvid R. Liebe

In Presence of:


Renee Thomas
------------------------



Beth M. Folk
------------------------



                            POWER OF ATTORNEY

                                __________


     I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 7, 2000.
       ----------------



                                     /s/ Thomas M. Brown
                                    -------------------------
                                         Thomas M. Brown

In Presence of:


Donna M. Hull
------------------------



Marla Larson
------------------------



                            POWER OF ATTORNEY

                               __________


     I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN
C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 17, 2000.
       -----------------



                                     /s/ Maynard D. Helgaas
                                    -------------------------
                                         Maynard D. Helgaas

In Presence of:


Carrie Horsted
------------------------



Elaine Hazelton
------------------------



                            POWER OF ATTORNEY

                                __________


     I, KENNETH L. NELSON, do hereby constitute and appoint JOHN
C. MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 17, 2000.
       -----------------



                                     /s/ Kenneth L. Nelson
                                    -------------------------
                                         Kenneth L. Nelson

In Presence of:


Mike Holper
------------------------



Wayne Cagheny
------------------------



                            POWER OF ATTORNEY

                                __________


     I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C.
MAC FARLANE, JOHN D. ERICKSON, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 17, 2000.
       -----------------



                                     /s/ Dennis R. Emmen
                                    -------------------------
                                         Dennis R. Emmen

In Presence of:


Dee Fletcher
------------------------



Deborah A. Kleven
------------------------



                            POWER OF ATTORNEY

                               __________


     I, JOHN D. ERICKSON, do hereby constitute and appoint JOHN
C. MAC FARLANE, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1999, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Date:  January 19, 2000.
       -----------------



                                      /s/ John Erickson
                                    -------------------------
                                          John Erickson

In Presence of:


Penny Mosher
------------------------



Becky Luhning
------------------------